                JPMORGAN CHASE BANK SECURITIES LENDING AGREEMENT

                               AMENDMENT NO. 1 TO
                                   SCHEDULE A

         THIS AMENDMENT, dated July 17, 2003, amends the Schedule A of the Securities Lending Agreement, dated December 22, 1998 as amended on October 1, 2002 ("Agreement"), between those registered investment companies listed on Schedule A to the Agreement (each a "Customer"), having a place of business at 2005 Market Street, Philadelphia, PA 19103, and JPMorgan Chase Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

Currently Lending:                                                                               -----------------
Domestic                                                                                             Approved
                                                                                                 -----------------
Titan                                                                                              Yes      No
-----                                                                                            -------- --------
P50665                                      VIP LARGE CAP VALUE SERIES                              X
                                                                                                 -------- --------
P50669                                      VIP BALANCED SERIES                                     X
                                                                                                 -------- --------
P50670                                      VI[P GROWTH OPPORTUNITIES SERIES                        X
                                                                                                 -------- --------
P50671                                      DELAWARE DELCHESTER FUND                                X
                                                                                                 -------- --------
P50672                                      VIP TREND SERIES                                        X
                                                                                                 -------- --------
P50676                                      DELAWARE BALANCED FUND                                  X
                                                                                                 -------- --------
P50677                                      DELAWARE DEVON FUND                                     X
                                                                                                 -------- --------
P50684                                      DELAWARE GROWTH OPPORTUNITIES FUND                      X
                                                                                                 -------- --------
P50685                                      DELAWARE SMALL-CAP VALUE FUND                           X
                                                                                                 -------- --------
P82406                                      DELAWARE TREND FUND                                     X
                                                                                                 -------- --------
P82404                                      DELAWARE DECATUR EQUITY INCOME FUND                     X
                                                                                                 -------- --------
P82405                                      DELAWARE GROWTH & INCOME FUND                           X
                                                                                                 -------- --------
P50679                                      DELAWARE REIT FUND                                      X
                                                                                                 -------- --------
P50673  (Subject to Restriction 1)          VIP SMALL CAP VALUE SERIES                              X
                                                                                                 -------- --------
P50683                                      DELAWARE INVESTMENTS DIVIDEND AND INCOME, INC.          X
                                                                                                 -------- --------

                                                                                                 -------- --------
N/A                                         OPTIMUM FIXED INCOME FUND                               X
                                                                                                 -------- --------
N/A                                         OPTIMUM INTERNATIONAL FUND                              X
                                                                                                 -------- --------
N/A                                         OPTIMUM LARGE CAP GROWTH FUND                           X
                                                                                                 -------- --------
N/A                                         OPTIMUM LARGE CAP VALUE FUND                            X
                                                                                                 -------- --------
N/A                                         OPTIMUM SMALL CAP GROWTH FUND                           X
                                                                                                 -------- --------
N/A                                         OPTIMUM SMALL CAP VALUE FUND                            X
                                                                                                 -------- --------

                                                                                                 -----------------
International                                                                                        Approved
                                                                                                 -----------------
Titan                                GTI                                                           Yes      No
-----                                                                                            -------- --------
P81294                               7689   VIP INTERNATIONAL EQUITY SERIES                         X
                                                                                                 -------- --------
P81295                               7690   DPT INTERNATIONAL EQUITY PORTFOLIO                      X
                                                                                                 -------- --------
P81296                               7691   DPTGLOBAL FIXED INCOME PORTFOLIO                        X
                                                                                                 -------- --------
P81297                               7692   DPT LABOR SELECT INT'L EQUITY PORTFOLIO                 X
                                                                                                 -------- --------
P81298                               7693   DELAWARE  INTERNATIONAL VALUE EQUITY FUND               X
                                                                                                 -------- --------
P81776          (Subject to          9849   DPT EMERGING MARKETS PORTFOLIO                          X
                Restriction 2)
                                                                                                 -------- --------
P82424                              13852   DELAWARE GLOBAL DIVIDEND AND INCOME FUND, INC.          X
                                                                                                 -------- --------


AGREED AND ACCEPTED:

CUSTOMER                                             JPMORGAN CHASE BANK


By:      Michael P. Bishof                           By:      Gene Gemelli
         -----------------------------------                  -----------------------------------
Name:    Michael P. Bishof                           Name:    Gene Gemilli
Title:   Senior Vice President/Treasurer                      Title:   Vice President
Date:    July 17, 2003                                        Date:    September 8, 2003

